EXHIBIT 10.3

TEDA TRAVEL GROUP, INC.

AND SUBSIDIARY

PRO FORMA CONSOLIDATED

FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2003

TEDA TRAVEL GROUP, INC. AND SUBSIDIARY

PRO FORMA CONSOLIDATED BALANCE SHEETS

DECEMBER 31, 2003

(UNAUDITED)

	Historical
	Teda Hotels Management Company, Limited	Teda Travel Group, Inc.		Pro Forma Adjustments	Pro Forma Teda Travel Group, Inc.

CURRENT ASSETS
Cash	$98,079	$882			$98,961
Accounts receivable, net	88,509	6,000			94,509
Prepaid expenses and other current assets	55,355	—			55,355
Total Current Assets	241,943	6,882			248,825

PROPERTY AND EQUIPMENT – NET	13,064	284			13,348

INVESTMENT IN AFFILIATE	3,661,868	—			3,661,868

TOTAL ASSETS	$3,916,875	$7,166			$3,924,041

CURRENT LIABILITIES
Accounts payable and accrued expenses	$47,334	$3,161			$50,495
Due to related parties	3,263,724	—			3,263,724

TOTAL LIABILITIES	3,311,058	3,161			3,314,219

STOCKHOLDERS’ EQUITY
Preferred stock, $.001 par value, 5,000,000 shares authorized, no shares issued and outstanding	—	—			—
Class A common stock, $.001 par value, 100,000,000 shares authorized, 18,899,586 shares issued and outstanding	100	39,505	(1)	(20,705)	18,900
Class B common stock, $.001 par value, 2,000,000 shares authorized, no shares issued and outstanding	—	2,000	(1)	(2,000)	—
Additional paid-in capital	—	3,569,426	(1)	(3,584,221)	(14,795)
Retained earnings (deficit)	605,717	(3,606,926)	(1)	3,606,926	605,717
Total Stockholders’ Equity	605,817	4,005			609,822

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$3,916,875	$7,166			$3,924,041

See accompanying notes to pro forma consolidated financial statements.

TEDA TRAVEL GROUP, INC. AND SUBSIDIARY

PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

DECEMBER 31, 2003

(UNAUDITED)

	Historical
	Teda Hotels Management Company Limited	Teda Travel Group, Inc.	Pro Forma Adjustments	Pro Forma Teda Travel Group, Inc.

REVENUE, NET	$396,794	$—		$396,794

EXPENSES
Management fees	31,400	—		31,400
Payroll	117,784	—		117,784
Other selling, general and administrative	313,046	—		313,046
Total Expenses	462,230	—		462,230

LOSS FROM OPERATIONS	(65,436)	—		(65,436)

OTHER INCOME (EXPENSE)
Equity in earnings of affiliate	51,409	—		51,409
Loss on disposal of property and equipment	(3,202)	—		(3,202)
Other income	370	—		370
Total Other Income (Expenses)	48,577	—		48,577

LOSS BEFORE TAXES	(16,859)	—		(16,859)

Income taxes	23,795	—		23,795

NET LOSS	$(40,654)	$—		$(40,654)

Pro forma net loss per common share – basic and diluted				$—

Pro forma weighted average number of common shares outstanding – basic and diluted				17,856,443

See accompanying notes to pro forma consolidated financial statements.

TEDA TRAVEL GROUP, INC. AND SUBSIDIARY

NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2003

(UNAUDITED)

NOTE: (1)

To record the reverse merger and recapitalization of Teda Travel Group, Inc. by Teda Hotels Management Company, Limited.

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